UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 6)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2003

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Items 7(a) and 7(b) of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2003, as amended by Amendment No. 1 filed with the SEC on December 23, 2003, Amendment No. 2 filed with the SEC on February 6, 2004, Amendment No. 3 filed with the SEC on February 9, 2004, Amendment No. 4 filed with the SEC on March 2, 2004, and Amendment No. 5 filed with the SEC on March 15, 2004 is hereby amended as follows:

1. The Statement of Direct Revenues and Direct Expenses relating to the 17173.com Web Site (a division of Netdragon Websoft Inc.), as set forth in Item 7(a) of Form 8-K/A No. 3, is hereby amended and restated in its entirety as set forth below:

17173.COM WEB SITE (A DIVISION OF NETDRAGON WEBSOFT INC.)

STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES

(Amounts in thousands of US dollars)

For the nine months ended September 30, 2003
Revenues	$1,197

Direct Expenses
Cost of revenues	153
Product development	42
Sales and marketing	109
General and administrative	31

(335)

Excess of direct revenues over direct expenses	$862

The accompanying notes are an integral part of this financial statement.

2. Note (f) of the Notes to Statement of Direct Revenues and Direct Expenses of 17173.com Web site (a Division of Netdragon Websoft Inc.), as set forth in Item 7(a) of Form 8-K/A No. 3, is hereby amended and restated in its entirety as set forth below:

“(f) Direct Expenses

Certain direct expenses, mainly payroll and bandwidth, are specifically identifiable, and others, mainly office rent expenses and administrative expenses, are allocated to the 17173.com Web site based on management’s estimate. Office rent expense is allocated based on headcount and administrative expenses are allocated based on management’s estimate of the portion of time spent by the administrative employees on 17173.com Web site related tasks. The direct expenses consist of the following four categories:

(i) Cost of revenues

Cost of revenues mainly includes payroll for content department employees, bandwidth leasing charge, and depreciation expenses. Cost of revenues for the nine months ended September 30, 2003 includes $20,000 of allocated expenses.

(ii) Product development expenses

Product development expenses mainly include payroll for product development department and maintenance of the Web site. Product development expenses for the nine months ended September 30, 2003 include $5,000 of allocated expenses.

(iii) Sales and marketing expenses

Sales and marketing expenses mainly include payroll for sales and marketing department employees and office supplies. Sales and marketing expenses for the nine months ended September 30, 2003 include $15,000 of allocated expenses.

(iv) General and administrative expenses

General and administrative expenses mainly include payroll for general and administrative department employees, provision for bad debts and professional fees. General and administrative expenses for the nine months ended September 30, 2003 include $1,000 of allocated expenses.”

3. The unaudited Pro Forma Combined Balance Sheet and Statement of Operations as of September 30, 2003 for Sohu.com and the 17173.com Web site as set forth in Item 7(b) of Form 8-K/A No. 3 are hereby amended and restated in their entirety as set forth below:

SOHU.COM, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2003

(Amounts in thousands of US dollars)

	September 30, 2003
	Sohu	Pro Forma Adjustments		Pro Forma, as Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$117,255	$(20,500	)B	$96,755
Accounts receivable, net	11,814			11,814
Accounts receivable from a related party	—			—
Prepaid and other current assets	2,945			2,945
Assets held for disposal	2,331			2,331
Current portion of long-term investments in marketable debt securities	14,898			14,898

Total current assets	149,243			128,743
Long-term investments in marketable debt securities	29,402			29,402
Fixed assets, net	5,574	111	A	5,684
Long-term loans to related parties	—			—
Intangible assets, net	—	2,690	A	2,690
Goodwill	—	17,859	A, C	17,859
Other assets, net	3,560			3,560

Total assets	$187,779	160		$187,939

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$855			855
Accrued liabilities and deferred revenues	19,012	160	C	19,172

Total current liabilities	19,867			20,027

Commitments and contingencies

Zero coupon convertible senior notes	90,000			90,000

Shareholders’ equity:
Common Stock	36			36
Treasury Stock	(2,003)			(2,003)
Additional paid-in capital	137,852			137,852
Deferred compensation	(20)			(20)
Accumulated other comprehensive income	446			446
Accumulated deficit	(58,399)			(58,399)

Total shareholders’ equity	77,912			77,912

Total liabilities and shareholders’ equity	$187,779	160		$187,939

SOHU.COM, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(Amounts in thousands of US dollars, except per share data)

	Nine Months Ended September 30, 2003
	Sohu	17173.com Web site	Pro Forma Adjustments		Pro Forma, as Adjusted
Revenues	$55,840	$1,197	$—		$57,037
Cost of revenues	18,428	153			18,581

Gross profit	37,412	1,044	—		38,456

Operating expenses:
Product development	5,721	42			5,763
Sales and marketing	7,366	109			7,475
General and administrative	3,575	31			3,606
Amortization of intangibles	—	—	585	D	585

Total operating expenses	16,662	182	585		17,429

Operating profit	20,750	862	(585)		21,027

Other expense	(743)				(743)
Interest income	1,202				1,202

Net income before taxes	21,209	862	(585)		21,486

Income tax expense	6,500				6,500

Net income	$14,709	$862	$(585)		$14,986

Basic net income per share	$0.42				$0.42

Shares used in computing basic net income per share	35,289				35,289

Diluted net income per share	$0.37				$0.37

Shares used in computing diluted net income per share	39,728				39,728

4. Note (A) of the Pro Forma Adjustments and Assumptions relating to the 17173.com Web site as set forth in Item 7(b) of Form 8-K/A No. 3 is hereby amended and restated in its entirety as set forth below:

(A) To allocate the purchase price to the fair value of the acquired assets of the 17173.com Web site as of September 30, 2003. Assuming the transaction had occurred on September 30, 2003, the allocation would have been as follows (in thousands):

Fixed assets	$111
Identifiable intangible assets	2,690
Goodwill	17,699

Total	$20,500

5. Note (D) of the Pro Forma Adjustments and Assumptions relating to the 17173 Web site as set forth in Item 7(b) of Form 8-K/A No. 3 is hereby amended and restated in its entirety as set forth below:

“(D) To record amortization expense of identifiable intangible assets of $585,000 for the nine months ended September 30, 2003, as if the 17173 Acquisition had occurred on January 1, 2003. The identifiable intangible assets of $2,690,000, consisting of domain name, advertiser relationship, existing advertising contract and software are recognized and amortized over their estimated useful life as follows:

	Amount (in thousands)	Weighted average life (years)
Domain name	$1,332	15
Seller advertising contract	933	3
Advertising relationships	375	3
Software	50	3

Total	$2,690	8.94

The amortization expense is estimated to be $797,000, $797,000, $25,000, $25,000, and $25,000 during the years ending December 31, 2004, 2005, 2006, 2007 and 2008, respectively.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC.

Date: March 15, 2004	By:	/s/ Charles Zhang
Charles Zhang
President and Chief Executive Officer